Recently Issued Accounting Guidance	6 Months Ended
Jun. 30, 2013
Accounting Changes And Error Corrections [Abstract]
Recently Issued Accounting Guidance
Note 2.	Recently Issued Accounting Guidance

In February 2013, the FASB issued guidance changing the requirements of companies reporting of amounts reclassified out of accumulated other comprehensive income (loss). These changes require an entity to report the effect of significant reclassifications out of accumulated other comprehensive income (loss) on the respective line items in net income (loss) if the amount being reclassified is required to be reclassified in its entirety to net income (loss). For other amounts that are not required to be reclassified in their entirety to net income (loss) in the same reporting period, an entity is required to cross-reference other disclosures that provide additional detail about those amounts. These requirements are to be applied to each component of accumulated other comprehensive income (loss). This change becomes effective for the Company on January 1, 2014. Other than the additional disclosure requirements, management has determined that the adoption of these changes will not have an impact on the consolidated financial statements of the Company.

In July 2013, the FASB issued guidance clarifying the presentation of unrecognized tax benefits when a net operating loss carryforward, a similar tax loss or a tax credit carryforward exists. The amendment requires that unrecognized tax benefits be presented in the consolidated financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward, unless certain exceptions exist. This change becomes effective for the Company on January 1, 2015. The adoption of this guidance is not expected to have a material impact on the consolidated financial statements of the Company.